Investment Thesis FINANCIAL DATA AS OF December 31, 2021 DATED: February 1, 2022 Exhibit 99.1

Executive Summary Slides 5-17

3 Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Old National’s future plans, objectives, performance, revenues, growth, profits, operating expenses or Old National’s underlying assumptions; First Midwest’s and Old National’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “will,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward‐looking statements speak only as of the date they are made; Old National does not assume any duty, and does not undertake, to update such forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Old National. Such statements are based upon the current beliefs and expectations of the management of Old National and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Midwest and Old National; the outcome of any legal proceedings that may be instituted against First Midwest or Old National; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of First Midwest and Old National to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Midwest and Old National do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate First Midwest’s operations and those of Old National; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; First Midwest’s and Old National’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Old National’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of First Midwest and Old National to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of First Midwest and Old National; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on First Midwest, Old National and the proposed transaction; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of First Midwest’s and Old National’s Annual Report on Form 10‐K for the year ended December 31, 2020, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of First Midwest’s and Old National’s Quarterly Report on Form 10‐Q for the quarter ended September 30, 2021, and in other reports First Midwest and Old National file with the U.S. Securities and Exchange Commission (the “SEC”).

4 Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

# Snapshot of Old National

## Summary

| | |
|---|---|
| Headquarters | Evansville, IN |
| Market Cap | $3,040 |
| P/ TBV | 157% |
| Dividend Yield | 3.1% |
| LTM Average Daily Volume (Actual) | 1,146,399 |
| Total Assets | $24,454 |
| Wealth Assets Under Management | $19,153 |
| 4Q21 ROAA As Reported/ Adjusted[1] | 0.93%/ 1.00% |
| 4Q21 ROATCE As Reported/ Adjusted[1] | 12.07%/ 13.04% |

## Company Description

- Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Minnesota and Wisconsin
  - 162 financial centers and 192 ATMs

## Our strategic vision–The ONB Way

- We are a leading commercially-oriented regional bank with a distinctive client-centric value proposition based on strong relationships, streamlined operating model, and an exceptional work environment that empowers our team members to deliver their best

## Loan Mix



Consumer 7.4%
Commercial 24.9%
Residential Real Estate 16.8%
Home Equity 4.1%
Commercial Real Estate 46.8%

## Deposit Mix



Time Deposits 5.2%
Money Market 11.7%
Savings 20.5%
Demand Deposits 33.9%
NOW 28.7%

## Key Financial Metrics

| | |
|---|---|
| Loans to Total Deposits | 73.4% |
| Cost of Total Deposits | 0.05% |
| Return on Risk Weighted Assets[1] | 1.35% |
| Tangible Book Value | $11.70 |
| Noninterest Income/ Total Revenue (FTE) | 25.5% |
| Efficiency Ratio As Reported/ Adjusted[1] | 64.27%/59.95% |
| Net Charge Offs (Recoveries)/ Average Loans | -0.04% |
| 90+ Day Delinquent Loans | 0.00% |
| Non-Performing Loans/ Total Loans | 0.92% |
| Tangible Common Equity to Tangible Assets | 8.30% |

*[1] Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation*
*[2] At or for the three-months ended December 31, 2021*
*Market data as of January 31, 2022*
*$ in millions, except as noted*

OLD NATIONAL BANCORP 5

# Old National's Footprint



Minnesota
St. Paul
Minneapolis
Wisconsin
Appleton
Madison
Milwaukee
Michigan
Grand Rapids
Chicago
Illinois
Indiana
Fort Wayne
Indianapolis
Champaign
Springfield
Kansas City
St. Louis
Jefferson City
Missouri
Evansville
Louisville
Kentucky

**Minnesota**
$4.1 billion deposits
23% of total franchise

**Wisconsin**
$1.5 billion deposits
8% of total franchise

**Michigan**
$1.8 billion deposits
10% of total franchise

**Indiana[1]**
$9.5 billion deposits
53% of total franchise

**Kentucky**
$1.1 billion deposits
6% of total franchise

*Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2021*

*[1] Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border*

OLD NATIONAL BANCORP
6

7 Attractive Midwest Markets Source: S&P Global Market Intelligence, based on MSAs Loans & Deposits in millions Excludes PPP $92.1 $73.7 $71.0 $72.2 $67.5 $71.9 $83.3 $66.1 $65.0 $84.5 $70.6 Median Household Income 2022 (000s) 10.6% 12.3%13.5%12.4% 9.5% 10.4%10.6% 7.8% 11.6%11.7% 10.2% Projected Household Income Change 2022-2027 4.5% 0.8% 4.0% 2.0% 2.6% 3.4% 4.2% 3.6% 3.6% 2.2% 2.6% Projected Population Change 2022-2027 Average of ONB Footprint Average of ONB Footprint Average of ONB Footprint $2,578 $1,222 $729 $543 $731 $736 $600 $220 $188 $4,034 $1,724 $891 $860 $302 $240 $374 $463 $54 Minneapolis, MN Indianapolis, IN Madison, WI Ann Arbor, MI Louisville, KY Milwaukee, WI Grand Rapids, MI Ft. Wayne, IN Lexington, KY Loans Deposits

8 Why ONB? Our Investment Thesis The Old National Proposition Granular & Diversified Loan Portfolio Average Commercial & Industrial loan size ~$204,000 and average Commercial Real Estate loan size ~$940,000; diversified by product type with no significant industry concentrations; primarily to clients within the Old National footprint Strong Credit Culture and Lower Risk Model Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Quality Low-Cost Deposit Base Low loans to deposits ratio of 73%; Below peer cost of total deposits (5 bps) Proven Acquirer Successfully executed and integrated 11 acquisitions since 2011 while the ONB Way provides a streamlined operating model and scalability for future M&A opportunities Old National is a leading commercially-oriented regional bank with a distinctive client-centric value proposition based on strong relationships, streamlined operating model, and an exceptional work environment that empowers our team members to deliver their best

9 Franchise Evolution Built a Better Bank Source: S&P Global Market Intelligence $ in millions unless noted otherwise $5,447 $7,279 $18,569 $47 $40 $115 2007 2012 2021 Core Deposits Core Deposits/Branch $7,846 $9,544 $24,454 $3.15 $3.56 $10.30 2007 2012 2021 Total Assets Assets/FTE 193 215 725 2007 2012 2021 Total Businesses in All MSAs (000s) (C&I = 36) (C&I = 40) (C&I = 139) $521 $579 $1,840 $274 $295 $1,023 2007 2012 2021 Total Sales in All MSAs ($Billions) GDP ($Billions) Assets per FTEDeposits per Branch Sales and GDPTotal Businesses Key market expansions in Minnesota (2017/2018), Wisconsin (2016), Michigan (2014/2015)

10 $2.4 $2.5 $3.0 $3.7 $4.0 $4.1 $5.6 $6.3 $6.1 $5.8 $7.6 $8.7 $10.2 $10.4 $11.3 $12.3 $8.5 $8.3 $10.6 $12.4 $14.2 $14.5 $16.9 $18.6 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y Noninterest-bearing Interest-bearing Noninterest- bearing Demand 33.9% NOW 28.7% Savings 20.5% Money Market 11.7% Time 5.2% Quality Low-Cost Deposit Franchise $ in billions Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group As of 12/31/2021 1 One peer with no disclosure for 2021Y Deposit Growth Deposit Composition Cost of Total Deposits1 0.17% 0.16% 0.17% 0.19% 0.32% 0.48% 0.18% 0.06% 0.25% 0.24% 0.26% 0.36% 0.57% 0.79% 0.36% 0.11% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y ONB Peer Median

11 CRE Non-Owner Occupied 35% CRE Owner Occupied 12% C&I 24% Residential Real Estate 17% Other Consumer 8% HELOC 4% Multifamily 37% Office 16% Retail 12% Warehouse/ Industrial 10% Single Family 6% Mixed Use 5% Senior Housing 4% Self Storage 2% Other 8% Granular & Diversified Loan Portfolio1,2 $ in billions As of 12/31/2021 1 Includes loans held for sale 2 Excludes PPP Loans $1.3 $1.4 $1.6 $1.8 $1.9 $2.7 $3.2 $2.9 $3.0 $3.2$1.3 $1.2 $1.7 $1.8 $3.1 $4.4 $5.0 $5.2 $5.9 $6.4 $2.2 $2.3 $3.0 $3.3 $4.1 $4.0 $4.1 $4.1 $4.0 $3.9 $5.2 $5.1 $6.5 $7.0 $9.1 $11.1 $12.3 $12.2 $12.9 $13.5 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y C&I CRE Consumer Covered Loans

12 Strong Credit Culture Peer Group data per S&P Global Market Intelligence as of 9/30/2021 - See Appendix for definition of Peer Group 1 Excludes loans held for sale ; 2 Full Years 2006-2020, includes banks with 15-years of NCO’s 3 and 15-Year Cumulative NCOs/ Avg. Loans1 0.03% 3.14% 0.54% 5.86% 0.64% 6.17% 3-Year 15-Year ONB Peer Average Banks $10B-$50B 2

13 Conservative Lending Limit/Risk Grades In-house lending limits conservative relative to ONB’s legal lending limit of $318mm per borrower $ in millions Borrower Asset Quality Rating (Risk Grades) In-House Direct Lending Limit 0 – Investment Grade $100.0 1 – Minimal Risk $100.0 2 – Modest Risk $87.5 3 – Average Risk $75.0 4 – Monitor $60.0 5 – Weak Monitor $45.0 6 – Watch $25.0 Borrower Asset Quality Rating (Risk Grades) 7 – Criticized (Special Mention) 8 – Classified (Problem) 9 – Nonaccrual

14 Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 8.64% 8.55% 8.30% 4Q20 3Q21 4Q21 Tangible Common Equity to Tangible Assets1 $11.43 $11.83 $11.70 4Q20 3Q21 4Q21 Tangible Common Book Value1

15 Commitment to Corporate Social Responsibility Old National’s inaugural Environment, Social and Governance (ESG) Report showcases our commitment to: • Strong corporate governance • Putting our clients at the center of all we do • Investing in our team members • Diversity, equity and inclusion • Strengthening our communities • Sustainability To view ONB’s ESG Report and Sustainability Accounting Standards Board (SASB) Report, go to oldnational.com/esg

16 ONB’s ESG At A Glance – 2020

17 Commitment to Excellence

Financial Details FINANCIAL DATA AS OF December 31, 2021 DATED: February 1, 2022

19 2021 Highlights 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Excludes the impact of PPP loans EPS / Net Income $1.67/ $277.5mm Adj. EPS/Net Income1 $1.73/ $286.5mm Adj PPNR1 $342.9mm Adj. ROATCE1 15.37% Comm. Loan Growth2 7.2% Adj. Eff. Ratio1 56.8% Record Performance • Record net income of $277.5mm • Record commercial loan production $3.9bn • Record wealth revenue of $65.0mm • Record SBA production of $157mm • Record net recoveries of $4.8mm • Announced merger of equals with First Midwest Bancorp, Inc.

20 4th Quarter Highlights Performance Drivers • End of period commercial loans (excluding PPP) increase +6.9% annualized; $1.1bn production • End of period core deposits increase $373mm • Allowance for credit losses recapture of $1.9mm; net recoveries of $1.4mm • Net interest income (excluding PPP impact) decrease $0.3mm • Mortgage banking income seasonally lower $3.5mm 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Excludes the impact of PPP loans - annualized EPS / Net Income $0.34/ $56.2mm Adj. EPS/Net Income1 $0.37/ $60.9mm Adj PPNR1 $78.1mm Adj. ROATCE1 13.04% Comm. Loan Growth2 6.9% Adj. Eff. Ratio1 60.0%

21 Partnership Update Q4 Momentum Accomplishments and Next Steps Established joint Integration Office with experienced integration leaders across both companies Strong team member commitment and excitement about opportunities in the larger, combined company SEC and bank regulatory filings completed; received OCC and Federal Reserve approvals Received strong merger approval from ONB and FMBI stockholders Merger expected to close on or before March 1, 2022; anticipate system conversion July 2022 • Core systems selected • Decisioning completed on all go- forward systems and applications • Continuing conversion and integration planning • Finalized combined executive leadership team • Organizational charts completed and communicated for line of business leaders and support areas Kendra Vanzo Chief Admin. Officer Evansville ONB Jeff Newcom Chief Risk Officer Chicago FMBI

# Fourth-Quarter 2021 Results

| | 4Q21 | Change vs. 3Q21 | Change vs. 4Q20 | Linked-Quarter Performance Drivers |
|---|---|---|---|---|
| End of period total loans | $ 13,637 | $ 1 | $ (213) | • Strong total commercial production of $1.1bn resulting in 6.9% annualized commercial loan growth[2]<br>• Decrease in PPP balances of $186mm |
| *annualized growth* | | *0.0%* | | |
| End of period core deposits | 18,569 | 373 | 1,531 | • Growth in checking and NOW balances |
| *annualized growth* | | *8.2%* | | |
| Net interest income (FTE) | 150.2 | (4.9) | (14.4) | • Decrease of $0.3mm excluding decrease of $4.5mm in PPP interest and fees |
| Provision for credit losses | (1.9) | 2.7 | (0.8) | • Allowance for credit losses decreased $0.5mm<br>• Net recoveries $1.4mm |
| Noninterest income | 51.5 | (3.0) | (7.0) | • Mortgage income decreased $3.5mm<br>• Gains on sales of debt securities decreased $0.8mm |
| Noninterest expense ex. tax credit amort., ONB Way, and merger-related charges | 123.2 | 5.0 | (5.6) | • Increases in salaries & employee benefits and marketing expense |
| Amortization of tax credit investments | 2.0 | 0.3 | (7.9) | |
| ONB Way, merger-related charges | 6.7 | 5.3 | 3.1 | • Announced merger with First Midwest |
| Income taxes (FTE) | 15.5 | (5.7) | 7.7 | • Current FTE tax rate of 21.6% |
| **Net income** | **$56.2** | **($15.5)** | **($17.9)** | |
| **Earnings per diluted share** | **$0.34** | **($0.09)** | **($0.10)** | |
| **Adjusted earnings per diluted share[1]** | **$0.37** | **($0.06)** | **($0.09)** | |
| Net charge-offs (recoveries)/avg loans | - 4 bps | 5 bps | -1 bp | |

*$ in millions, except per-share data [1] Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation [2] Excludes PPP loans*

OLD NATIONAL BANCORP 22

23 Commercial Loans1 and Earning Assets1 Total commercial loans • Increase of $643mm YoY +7% • Increase of $162mm from 3Q21 +7% annualized 4Q21 new production avg yields1 • Commercial and industrial: 3.39% • Commercial real estate: 2.59% (83% floating) • 72% of commercial production is floating rate $ in millions 1 Excludes PPP Loans $8,960 $9,019 $9,269 $9,441 $9,603 4Q20 1Q21 2Q21 3Q21 4Q21 Total Commercial Loans $2,055 $2,632 $2,630 $2,682 $2,474 $1,197 $718 $1,067 $975 $1,096 4Q20 1Q21 2Q21 3Q21 4Q21 Commercial Production/Pipeline Pipeline Production Securities • Duration of 4.26 vs. 4.50 in 3Q21 • 4Q21 yield was 2.02% • 4Q21 new money yield was 1.80% Commercial 44% Cash/Securities 38% Consumer 7% Residential 11% Earning Asset Mix

24 Deposits/Funding Core deposit balances increased $373mm from 3Q21 Deposit costs continue to decline • 4Q21 total deposit costs of 5 bps • Total interest-bearing liabilities costs were 28 bps, down 1 bp from 3Q21 Low loan to deposit ratio of 73% $ in millions $9,971 $10,347 $10,678 $10,664 $11,000 $10,763 $11,306 $5,644 $5,756 $6,140 $6,314 $6,436 $6,440 $6,303 $1,196 $1,239 $1,035 $998 $978 $993 $960 $16,811 $17,342 $17,853 $17,976 $18,414 $18,196 $18,569 0.09% 0.07% 0.06% 0.06% 0.05% 4Q20 1Q21 2Q21 3Q21 4Q21 3Q21 4Q21 Total Deposits Transaction Noninterest-Bearing Time Cost of Deposits Average Balances Period-End Balances

25 3.46% 3.08% 2.93% 3.26% 2.92% 2.77% 0.35% 0.29% 0.28% 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Income & Net Interest Margin1 Key Performance Drivers • Net interest income (excluding PPP) decreased $0.3mm • PPP 1% coupon + fees • $4.5mm decrease to NII • 5 bps decrease to NIM • NIM decreased 15 bps vs. 3Q21 • - 6 bps asset yields • - 5 bps PPP impact • - 4 bps excess liquidity • - 2 bps interest collected on nonaccruals • + 1 bp funding costs • + 1 bp accretion $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation $5 $5 $5 $3 $4 $23 $13 $12 $12 $8 $165 $152 $153 $155 $150 $23 $17 $38 $45 $610 $610 4Q20 1Q21 2Q21 3Q21 4Q21 FY 2020 FY 2021 Net Interest Income Accretion Income PPP Interest/Fees Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Net Interest Margin Net Interest Margin 2.92% 2.77% 0.01% (0.05%) (0.05%) (0.02%) (0.04%) 3Q21 Accretion Rate/Volume Mix PPP Interest Coll Nonaccrual Excess Liquidity 4Q21

26 Noninterest Income Key Performance Drivers • 4Q21 adjusted noninterest income • $3.5mm decrease in mortgage income • $3.9mm decrease in pipeline valuation • $0.2mm decrease in gain on sales • Gain on sale margins declined to 2.22% in 4Q21 vs. 2.40% in 3Q21 • 4Q21 Mortgage activity • Production was $444mm • 59% purchase / 41% refi • 64% sold in secondary market • Quarter-end pipeline at $190mm $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product $14 $13 $14 $14 $14 $15 $16 $17 $17 $16 $16 $17 $8 $11 $7 $7 $4 $6 $6 $6 $6 $5 $6 $5 $8 $58 $55 $51 $53 $51 4Q20 1Q21 2Q21 3Q21 4Q21 Adjusted Noninterest Income1 Bank Fees Investment/Wealth Fees Mortgage Fees Capital Markets Other $55 $55 $59 $66 $62 $43 $22 $22 $30 $24 $228 $210 2020 2021

27 Noninterest Expense Key Performance Drivers • 4Q21 adjusted noninterest expense • Increases in salaries & benefits and marketing expense • Other Expenses includes $0.7mm increase in Provision for Unfunded Commitments • 4Q21 adjusted efficiency ratio of 60.0% $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation $77 $68 $73 $71 $72 $13 $15 $14 $13 $13 $12 $12 $12 $11 $11 $27 $20 $22 $23 $27 $129 $115 $121 $118 $123 4Q20 1Q21 2Q21 3Q21 4Q21 Adjusted Noninterest Expense1 Salary & Employee Benefits Occupancy Data Processing/Communication Other Merger-Related Charges of $6.7mm in 4Q21 • $3.7mm in Other Expense • $2.4mm in Professional Fees • $0.3mm in Data Processing • Remainder disbursed in various categories $285 $284 $54 $55 $46 $46 $95 $92 $480 $477 FY 2020 FY 2021

28 Paycheck Protection Program (PPP) $ in millions 1 Net of unearned fees $6.4mm in unamortized fees remaining at 12/31/21 $355 ($186) $169 3Q21 Forgiveness/Paydowns 4Q21 Paycheck Protection Program Balances1

29 -1.05% 2.32% 1.71% 1.08% 3.86% 1.80% -0.01% -0.94% -9.49% -4.44% 13.78% 16.42% 17.00% 25.19% 25.66% 21.11% 19.12% 19.89% 6.39% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 1Q21 2Q21 3Q21 4Q21 Net Charge-offs / NPL's ONB Peer Avg -0.02% 0.04% 0.03% 0.02% 0.05% 0.02% 0.00% -0.01% -0.09% -0.04% 0.15% 0.17% 0.17% 0.22% 0.20% 0.18% 0.16% 0.15% 0.05% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 1Q21 2Q21 3Q21 4Q21 Net Charge-offs ONB Peer Avg Credit Peer Group data per S&P Global Market Intelligence as of 9/30/2021- See Appendix for definition of Peer Group 1 Includes PPP Loans 2 2020Y excludes Hancock Whitney 2 2 0.31% 0.43% 0.38% 0.40% 0.25% 0.15% 0.12% 0.09% 0.10% 0.11% 0.50% 0.45% 0.48% 0.47% 0.52% 0.39% 0.31% 0.39% 0.42% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 1Q21 2Q21 3Q21 4Q21 30+ Day Delinquency1 ONB Peer Avg 2.11% 1.62% 1.30% 1.43% 1.19% 1.20% 1.13% 1.03% 0.94% 0.92% 0.97% 0.99% 0.95% 0.79% 0.74% 0.90% 0.86% 0.75% 0.73% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 1Q21 2Q21 3Q21 4Q21 Non-Performing Loans ONB Peer Avg

30 Allowance for Credit Losses 1 Excludes loans held for sale $ in millions $107.9 ($1.0) ($1.5) $1.9 $107.3 Allowance 9/30/2021 Economic Forecast Portfolio Changes Qualitative Factors Allowance 12/31/2021 Allowance for Credit Losses Key Economic Assumptions Other Key Model Inputs • Commercial Asset Quality Ratings • Consumer Credit Bureau Score • Loan To Value • Portfolio segment • Seasoning $96 $106 $131 $114 $109 $108 $107 0.79% 0.86% 0.95% 0.82% 0.79% 0.79% 0.79% 1.02% 0.89% 0.84% 0.82% 0.80% 1/1/2020 1Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Allowance to Total Loans1 ACL Allowance to Total Loans Allowance to Total Loans (less PPP) Discount on acquired portfolio • $33.7mm remaining as of 12/31/2021 4Q21 2021 2022 2023 2024 GDP Change 6.7% 5.6% 4.4% 2.9% 2.8% Unemployment Rate 4.3% 5.4% 3.6% 3.5% 3.6% BBB Spread/10Y Treasury 1.7% 1.9% 2.5% 2.7% 2.6%

31 Outlook Category Outlook Commercial Loans Healthy pipeline heading into 1Q bodes well for future growth; Expect majority of the remaining PPP balances to run off in the first half of 2022 Net Interest Income / Net Interest Margin Net interest income, excluding PPP, should remain relatively stable given expected earning asset growth; FTE NIM, excluding accretion income, under pressure from continued low interest rate environment and excess liquidity; timing of remaining PPP fees will coincide with timing of loan forgiveness Noninterest Income Mortgage revenue will be subject to industry trends and should be seasonally lower in 1Q; strong commercial activity should support capital markets revenue; all other fee lines expected to be stable in the near term Noninterest Expense Noninterest expenses, excluding merger-related charges and tax credit amortization, anticipated to increase ~2% - 3%. Capital and Liquidity Strong capital position validated by internal stress test model; liquidity position remains strong with a low loan to deposit ratio of 73% Tax Rate/Credit Expect 2022 tax credit amortization of ~$12mm reported over the year resulting in FY2022 tax rates expected to be 17%-18% FTE and 11%-12% GAAP Does not include the impact of the pending merger with First Midwest

Appendix

33 Projected Purchase Accounting Impact $ in millions 1 Projections are updated quarterly, assumes no prepayments and are subject to change Does not include the impact of the pending merger with First Midwest Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 $57.2 $40.7 $40.7 $43.6 $23.3 $16.7 $6.5 $4.5 $3.9 2016 2017 2018 2019 2020 2021 2022 2023 2024 Projected Accretion Income $129.7 $136.5 $121.3 $77.8 $50.6 $33.7 $27.2 $22.7 $18.8 2016 2017 2018 2019 2020 2021 2022 2023 2024 Projected Remaining Discount

34 Scrutinized Industries 6.5% Other Loans 93.5% Credit Quality Scrutinized Industries 1 Includes loans held for sale $ in millions Data as of 12/31/2021 Excludes PPP Loans % of Industry Balance Total Loans Exposure CRE - Senior Housing $254 1.9% $273 Restaurants $206 1.5% $241 Arts/Entertainment $144 1.1% $185 C&I - Retail $124 0.9% $281 Hotels $91 0.7% $127 Oil/Gas $53 0.4% $111 Total $872 6.5% $1,218

35 • 49% of loans are variable/floating-rate1 • $500mm of loan collar hedges with a weighted average 1-month LIBOR strike of 0.97% and cap of 1.83% • $100mm floor hedge with a 1-month LIBOR strike of 0.75% • Strong deposit franchise and disciplined pricing • 4Q21 total cost of deposits was 5 bps, improved 1 bp from 3Q21 • Experienced only an 18% deposit beta during the last rate hike cycle • Liquid and high-quality investment portfolio of $7.6bn • Duration of 4.26 years and estimated NTM cash flows of $865mm • $910mm of pay-fixed, receive-float interest rate swaps on investment securities 2 Net Interest Income Sensitivity Disciplined approach to balance sheet management and well-positioned for higher interest rates Interest Rate Risk Position Loan and Deposit Mix Loans1 Deposits Asset Liability Management Position 1 Excludes PPP loans 2 $225mm of the $910mm are active and the remaining $685mm are forward starting swaps Total interest-bearing deposit beta assumptions in rising interest rate scenarios are approximately 32%. Rates are floored at 0.00% in the -50 bps scenario.

36 Commitment to Strong Corporate Governance • Stock ownership guidelines have been established for named executive officers as follows: • As part of Old National’s Proxy filed March 8, 2021, each named executive officer has met their stock ownership requirement Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares

37 2021 Executive Compensation • Tied to long term shareholder value Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Short Term Incentive Plan Proxy 5 Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) 75% Service-based 25% Long Term Incentive Plan Proxy 5

# Board of Directors

| Director | Market | Background |
|---|---|---|
| Andrew E. Goebel | Evansville, IN | 34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation |
| Jerome F. Henry Jr. | Ft. Wayne, IN | Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972 |
| Daniel S. Hermann | Evansville, IN | Founder of AmeriQual Group, LLC, where he served as CEO from 2005 to 2015; Founding partner of Lechwe Holdings LLC; Over 20 years of management experience with Black Beauty Coal Company |
| Ryan C. Kitchell | Indianapolis, IN | Former Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health's Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels |
| Phelps L. Lambert | Henderson, KY | Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company |
| Austin M. Ramirez | Waukesha, WI | President and CEO of Husco International, a global engineering and manufacturing company |
| James C. Ryan III, Chairman | Evansville, IN | Chairman and CEO of Old National Bancorp; previously CFO of Old National Bancorp |
| Thomas E. Salmon | Evansville, IN | Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global's President and Chief Operating Officer |
| Randall T. Shepard | Indianapolis, IN | Former Chief Justice of the Indiana Supreme Court, serving for 25 years |
| Rebecca S. Skillman, Lead Director | Bloomington, IN | Chairman of Radius Indiana, an economic development regional partnership; formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator |
| Derrick J. Stewart | Indianapolis, IN | President & CEO of the YMCA of Greater Indianapolis; formerly CEO of the YMCA of Southwestern Indiana |
| Katherine E. White | Ann Arbor, MI | A Brigadier General in the U.S. Army currently serving in the Michigan Army National Guard as the Deputy Commanding General of the 46th Military Police Command in Lansing, Michigan; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents |
| Linda E. White | Evansville, IN | Chief Administrative Officer of Deaconess Henderson Hospital and Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry |

OLD NATIONAL BANCORP 38

39 Non-GAAP Reconciliations $ in millions, except per share data 4Q21 Net Income $56.2 Risk-Weighted Assets $16,588.5 Return on Risk-Weighted Assets 1.35% 4Q20 3Q21 4Q21 2021 As Reported: Net Interest Income (FTE) $164.6 $155.1 $150.2 $610.3 Add: Fee Income 58.5 54.5 51.5 214.2 Total Revenue (FTE) $223.1 $209.6 $201.7 $824.5 Less: Provision 1.1 4.6 1.9 28.8 Less: Noninterest Expense (142.3) (121.3) (131.9) (500.5) Pre-Tax Income $81.9 $92.9 $71.7 $352.8 Less: Income Taxes (FTE) 7.8 21.2 15.5 75.3 Net Income $74.1 $71.7 $56.2 $277.5 Earnings Per Share $0.44 $0.43 $0.34 $1.67 Adjustments: Less: Debt Securities Gains/Losses ($0.2) ($1.2) ($0.4) (4.3) Add: Loss on Branch Actions (0.1) - - - Add: ONB Way Charges 3.6 - - 1.9 Add: Merger-Related Charges - 1.4 6.7 14.6 Net Total Adjustments $3.3 $0.2 $6.3 $12.2 Less: Tax Effect on Net Total Adjustments 0.8 0.1 1.6 3.2 After-Tax Net Total Adjustments $2.5 $0.1 $4.7 $9.0 Adjusted Net Income $76.6 $71.8 $60.9 $286.5 Adjusted Earnings Per Diluted Share $0.46 $0.43 $0.37 $1.73

40 Non-GAAP Reconciliations $ in millions 4Q21 2021 As Reported: Net Interest Income (FTE) $150.2 $610.3 Add: Fee Income 51.5 214.2 Total Revenue (FTE) $201.7 $824.5 Less: Noninterest Expense 131.9 500.5 Pre-Provision Net Revenue (PPNR) $69.8 $324.0- Revenue Adjustments: Less: Debt Securities Gains/Losses ($0.4) ($4.3) Adjusted Total Revenue $201.3 $820.2 Expense Adjustments: Less: ONB Way Charges - ($1.9) Less: Merger-Related Charges (6.7) (14.6) Less: Amortization of Tax Credit Investments (2.0) ($6.7) Adjusted Noninterest Expense $123.2 $477.3 Adjusted Pre-Provision Net Revenue (PPNR) $78.1 $342.9

# Non-GAAP Reconciliations

| | 4Q20 | 1Q21 | 2Q21 | 3Q21 | 4Q21 | 2020 | 2021 |
|---|---|---|---|---|---|---|---|
| Noninterest Expense As Reported | $142.3 | $117.7 | $129.6 | $121.3 | $131.9 | $541.4 | $500.5 |
| Less: ONB Way Charges | (3.6) | (1.5) | (0.4) | - | - | (42.6) | (1.9) |
| Less: Merger-Related Charges | - | - | (6.5) | (1.4) | (6.7) | - | (14.6) |
| Noninterest Expense Less Charges | $138.7 | $116.2 | $122.7 | $119.9 | $125.2 | $498.8 | $484.0 |
| Less: Amortization of Tax Credit Investments | (9.9) | (1.2) | (1.8) | (1.7) | (2.0) | (18.8) | (6.7) |
| Adjusted Noninterest Expense | $128.8 | $115.0 | $120.9 | $118.2 | $123.2 | $480.0 | $477.3 |
| Less: Intangible Amortization | (3.3) | (3.1) | (2.9) | (2.8) | (2.6) | (14.1) | (11.4) |
| **Adjusted Noninterest Expense Less Intangible Amortization** | **$125.5** | **$111.9** | **$118.0** | **$115.4** | **$120.6** | **$465.9** | **$465.9** |
| Net Interest Income As Reported | $161.1 | $148.1 | $149.9 | $151.6 | $146.8 | $596.1 | $596.4 |
| Add: FTE Adjustment | 3.5 | 3.5 | 3.5 | 3.5 | 3.4 | 13.6 | 13.9 |
| Net Interest Income (FTE) | $164.6 | $151.6 | $153.4 | $155.1 | $150.2 | $609.7 | $610.3 |
| Noninterest Income As Reported | $58.5 | $56.7 | $51.5 | $54.5 | $51.5 | $239.2 | $214.2 |
| Total Revenue (FTE) | $223.1 | $208.3 | $204.9 | $209.6 | $201.7 | $848.9 | $824.5 |
| Less: Debt Securities Gains/Losses | (0.2) | (2.0) | (0.7) | (1.2) | (0.4) | (10.8) | (4.3) |
| Less: Gain/Loss on Branch Actions | (0.1) | - | - | - | - | - | - |
| **Adjusted Total Revenue (FTE)** | **$222.8** | **$206.3** | **$204.2** | **$208.4** | **$201.3** | **$838.1** | **$820.2** |
| **Reported Efficiency Ratio** | **62.37%** | **55.57%** | **62.05%** | **56.86%** | **64.27%** | **62.91%** | **59.65%** |
| **Adjusted Efficiency Ratio** | **56.35%** | **54.25%** | **57.74%** | **55.38%** | **59.95%** | **55.59%** | **56.80%** |

*$ in millions*

OLD NATIONAL BANCORP 41

# Non-GAAP Reconciliations

| | 4Q20 | 3Q21 | 4Q21 |
|---|---|---|---|
| Net Interest Income As Reported | $161.1 | $151.6 | $146.8 |
| FTE Adjustment | 3.5 | 3.5 | 3.4 |
| Net Interest Income (FTE) | $164.6 | $155.1 | $150.2 |
| Average Earning Assets | $20,182.0 | $21,228.6 | $21,670.7 |
| Net Interest Margin | 3.19% | 2.86% | 2.71% |
| **Net Interest Margin (FTE)** | **3.26%** | **2.92%** | **2.77%** |

| | 4Q20 | 1Q21 | 2Q21 | 3Q21 | 4Q21 | FY 2020 | FY 2021 |
|---|---|---|---|---|---|---|---|
| Noninterest Income As Reported | $58.5 | $56.7 | $51.5 | $54.5 | $51.5 | $239.2 | $214.2 |
| Less: Debt Securities Gains/Losses | (0.2) | (2.0) | (0.7) | (1.2) | (0.4) | (10.8) | ($4.3) |
| Less: Gain/Loss on Branch Actions | (0.1) | - | - | - | - | - | - |
| **Adjusted Noninterest Income** | **$58.2** | **$54.7** | **$50.8** | **$53.3** | **$51.1** | **$228.4** | **$209.9** |

| | 4Q20 | 3Q21 | 4Q21 |
|---|---|---|---|
| Shareholders' Equity As Reported | $2,972.7 | $3,035.9 | $3,012.0 |
| Less: Goodwill and Intangible Assets | (1,083.0) | (1,074.2) | (1,071.7) |
| Tangible Common Shareholders' Equity | $1,889.7 | $1,961.7 | $1,940.3 |
| Common Shares Issued and Outstanding at Period End | 165.4 | 165.8 | 165.8 |
| **Tangible Common Book Value** | **$11.43** | **$11.83** | **$11.70** |

| | 4Q20 | 3Q21 | 4Q21 |
|---|---|---|---|
| Shareholders' Equity As Reported | $2,972.7 | $3,035.9 | $3,012.0 |
| Less: Goodwill and Intangible Assets | (1,083.0) | (1,074.2) | (1,071.7) |
| Tangible Common Shareholders' Equity | $1,889.7 | $1,961.7 | $1,940.3 |
| Total Assets | $22,960.6 | $24,018.7 | $24,453.6 |
| Add: Trust Overdrafts | - | 0.1 | - |
| Less: Goodwill and Intangible Assets | (1,083.0) | (1,074.2) | (1,071.7) |
| Tangible Assets | $21,877.6 | $22,944.6 | $23,381.9 |
| **Tangible Equity to Tangible Assets** | **8.64%** | **8.55%** | **8.30%** |
| **Tangible Common Equity to Tangible Assets** | **8.64%** | **8.55%** | **8.30%** |

*$ in millions , except per share data*

OLD NATIONAL BANCORP 42

43 Non-GAAP Reconciliations $ in millions 4Q21 Net Income As Reported $56.2 Less: Debt Securities Gains/Losses (net of tax) (0.3) Add: Merger-Related Charges (net of tax) 5.0 Adjusted Net Income $60.9 Average Total Assets $24,272.7 Return on Average Assets 0.93% Adjusted Return on Average Assets 1.00% 2021 4Q21 Net Income As Reported $277.5 $56.2 Add: Intangible Amortization (net of tax) $8.5 1.9 Tangible Net Income $286.0 $58.1 Less: Debt Securities Gains/Losses (net of tax) ($3.2) (0.3) Add: Merger-Related Charges (net of tax) 11.0 5.0 Add: ONB Way Charges (net of tax) 1.4 - Adjusted Tangible Net Income (Loss) $295.2 $62.8 Average Total Shareholders' Equity As Reported $2,997.5 $2,998.8 Less: Average Goodwill (1,037.0) (1,037.0) Less: Average Intangibles (40.1) (36.0) Average Tangible Shareholders' Equity $1,920.4 $1,925.8 Return on Average Tangible Common Equity 14.89% 12.07% Adjusted Return on Average Tangible Common Equity 15.37% 13.04%

44 Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB Associated Banc-Corp ASB Bank OZK OZK Cadence Bancorporation CADE Commerce Bancshares, Inc. CBSH F.N.B. Corporation FNB First Financial Bancorp. FFBC First Midwest Bancorp, Inc. FMBI Fulton Financial Corporation FULT Great Western Bancorp, Inc. GWB Hancock Whitney Corporation HWC Trustmark Corporation TRMK UMB Financial Corporation UMBF Umpqua Holdings Corporation UMPQ United Bankshares, Inc UBSI Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC

45 Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com